Supplement dated October 10, 2012 to Prospectus dated May 1, 2012 for

VAROOM® II Flexible Premium Variable Annuity

Issued by Integrity Life Insurance Company

Through its Separate Account I

This is a supplement to the prospectus identified above.  Please retain this supplement to the prospectus for future reference.

The change described below is effective October 15, 2012.

In Part 5 — Terms of Your Variable Annuity, in the section titled “ Premium Payments,” the minimum initial premium is $15,000 if the annuity contract is purchased in certain distribution outlets, currently at distribution outlets affiliated with U.S. Bancorp.